WISDOMTREE TRUST

Supplement dated May 8, 2017

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information (“SAI”) for the

WisdomTree Australia Dividend Fund, WisdomTree Emerging Markets Consumer Growth Fund,

and WisdomTree China ex-State-Owned Enterprises Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the WisdomTree Australia Dividend Fund (AUSE) and the WisdomTree China ex-State-Owned Enterprises Fund (CXSE).

The number of shares that comprise a creation unit for AUSE and CXSE is hereby changed from 50,000 to 25,000. Accordingly, all references in the Prospectuses and SAI to Creation Units of 50,000 shares or multiples thereof with respect to AUSE and CXSE are replaced by Creation Units of 25,000 shares or multiples thereof.

The following information supplements and should be read in conjunction with the Prospectuses and SAI for the WisdomTree Emerging Markets Consumer Growth Fund (EMCG).

The number of shares that comprise a creation unit for EMCG is hereby changed from 100,000 to 50,000. Accordingly, all references in the Prospectuses and SAI to Creation Units of 100,000 shares or multiples thereof with respect to EMCG are replaced by Creation Units of 50,000 shares or multiples thereof.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-002-0517